                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY



                             AMENDED AND RESTATED
                            CO-INVESTMENT AGREEMENT



                                 July 14, 2000


                                     among


                  CHASE ASIA INVESTMENT PARTNERS II (Y), LLC


                         ASIA OPPORTUNITY FUND, L.P.,


                                      and


                          CO-INVESTORS LISTED HEREIN

                             CO-INVESTMENT AGREEMENT

          CO-INVESTMENT AGREEMENT (the "Agreement") dated as of July 14, 2000 among CHASE ASIA INVESTMENT PARTNERS II (Y), LLC, a limited liability company formed under the laws of Delaware ("CAIP"), ASIA OPPORTUNITY FUND, L.P., an exempted limited partnership formed under the laws of the Cayman Islands, ("AOF"), and the CO-INVESTORS listed on the signature pages hereof (the "Co-Investors" and together with AOF and CAIP, the "Investors").

          The parties hereto agree as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

          Capitalized terms used and not defined herein shall have the meanings given to them in the Subscription Agreement and the Shareholders Agreement. In addition, the following terms shall have the definitions set forth below:

          "Subscription Agreement" means the Amended and Restated Subscription Agreement dated as of October 29, 1999 among CAIP, AOF, the Co-Investors, QPL International Holdings Limited, Bring Luck Limited, The Industrial Investment Company Limited, Worltek International, Ltd., ASAT Limited and ASAT Holdings Limited, as amended from time to time.

          "Shareholders Agreement" means the Amended and Restated Shareholders Agreement dated July 14, 2000, as amended from time to time.

          References to Co-Investors and Investors includes their Permitted Transferees.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

          2.1 Representations and Warranties. Each Investor represents and warrants to each other Investor that it is duly authorized to execute and deliver this Agreement, to perform its obligations under and to consummate the transactions contemplated by this Agreement, and that this Agreement is a valid and legally binding agreement of such Investor, enforceable in accordance with its terms.

          2.2 Reliance on Other Investors. Each Investor shall be entitled to rely upon the representations and warranties and agreements of each other Investor in the Subscription Agreement.

                                  ARTICLE III

                          BOARD OF DIRECTORS; VOTING

          3.1. Appointment of Directors. As long as the Co-Investors own in the aggregate at least 10% of the outstanding Shares, the Co-Investors shall be entitled to select one of the Board directors (the "Co-Investor Designee") whom AOF is entitled to appoint pursuant to Section 2.1 of the Shareholders Agreement (the "AOF Designees"). The director to be selected by the Co-Investors shall be determined by the Co-Investors holding a majority of the Shares then held by the Co-Investors. AOF agrees to appoint each Co-Investor Designee as an AOF Designee pursuant to the Shareholders Agreement. AOF agrees that in connection with any Transfer of Shares owned by it (other than in a Public Sale), AOF will ensure that the Transferee of such Shares will assume AOF's obligation under this
Section 3.1 if, following such Transfer, AOF would not be able to fulfill such obligation. Following an issue of Shares upon exercise of the Warrants or issue of Shares to employees of any ASAT Company pursuant to an exercise of stock options granted to such employee, the 10% threshold above shall be reduced to reflect the dilutive effect or reduction of the numbers of Shares held by the Co-Investors as a result of such event.

          3.2. Voting by Co-Investor Director. With respect to any matter voted upon by the Board, the Co-Investors agree to cause the Co-Investor Designees to vote in accordance with the instructions of AOF except with respect to matters as to which the AOF Designees are not entitled to vote under applicable law or pursuant to 6.3 of the Shareholders Agreement, in which case such director may vote in accordance with the Co-Investors' instructions (subject to the requirements of the Shareholders Agreement).

          3.3. Voting of ASAT Shares. Subject to Section 3.4, with respect to any matter voted upon by the shareholders of ASAT, each Co-Investor agrees to vote, in person or by proxy, all Shares owned by it, at any annual or extraordinary general meeting of shareholders or by consensual action of shareholders without a meeting, in accordance with the instructions of AOF.

          3.4. No Conflict. Nothing in this Article III shall require a Co-Investor or a Co-Investor Designee to vote in conflict with the Shareholders Agreement or applicable law or in favor of a resolution or other action that would adversely affect the rights or preferences of any class of Shares held by such Co-Investor and would not in the same manner adversely affect the rights or preferences of Shares of the same class held by other Shareholders.

          3.5. Information. Any Co-Investor Designee shall be entitled to disclose Confidential Information to the Co-Investors as co-investors referred to in Section 6.1 of the Shareholders Agreement.

                                  ARTICLE IV

                              TRANSFER OF SHARES

          4.1. Restrictions on Sale of Shares. Except for (a) Transfers to the Co-Investors' Permitted Transferees pursuant to Section 3.3 of the Shareholders Agreement, (b) Transfers pursuant to a Public Sale and (c) Transfers required as a result of the exercise by any Shareholder of drag along rights pursuant to
Section 4.3 of the Shareholders Agreement, each Co-Investor agrees that it shall not Transfer Shares that it owns until it has first complied with the provisions of this Article IV.

          4.2 Sale of Shares. If any Co-Investor desires to Sell Shares to a Third Party in a Sale subject to Section 4.1 of the Shareholders Agreement, such Co-Investor shall comply with the provisions therein. Such Co-Investor shall advise each other Investor of its intention to make such a Sale at least 14 days before such Co-Investor gives any other Shareholder a Right of First Offer Notice in respect thereof. Such Co-Investor shall indicate in its Right of First Offer Notice that the offer therein is being made to other Shareholders subject to the prior right of CAIP and AOF to purchase all such Shares as Permitted Transferees. If CAIP or AOF gives a Section 4.1 Purchase Notice in respect of such Shares, then all such Shares shall be Sold exclusively to either or both of them as Permitted Transferees. If CAIP and AOF fail to give a Section 4.1 Purchase Notice within the Right of First Offer Notice Period, then the provisions of Section 4.1 of the Shareholders Agreement shall apply to such Sale without regard to this Section 4.2.

          4.3 Drag Along Rights. If CAIP and AOF propose to Sell all their Shares to a Third Party, they may require all (and not less than all) the Co-Investors to Sell all (and not less than all) their Shares together with CAIP's and AOF's Shares as follows:

     (a) At least 14 days before giving a Right of First Offer Notice as provided in Section 4.3(b) hereof, CAIP and AOF shall advise the Co-Investors of their intention to compel the Co-Investors to sell their Shares to such Third Party and their intention to take the other actions provided for in this Section 4.3.

     (b) CAIP and AOF shall provide to all other Shareholders a right of first offer for all (and not less than all) CAIP's and AOF's Shares in accordance with Section 4.1 of the Shareholders Agreement. The Right of First Offer Notice shall state that if the offer therein is not accepted, then CAIP and AOF shall include all the Shares then owned by Co-Investors in any Sale to a Third Party as provided below. If one or more Offerees shall deliver a Section 4.1 Purchase Notice to CAIP and AOF accepting such offer, then CAIP and AOF (and the Co-Investors, if applicable) shall Sell their Shares to such Offeree(s) as provided in such notice and Section 4.1 of the Shareholders Agreement.

     (c) If no Offeree shall have delivered a Section 4.1 Purchase Notice in respect of such offer, CAIP and AOF may Sell all their Shares to a Third Party as provided in Section 4.1 of the Shareholders Agreement and, in the event of such a Sale, shall include in such Sale all Shares then owned by the Co-Investors at the same price per Share and on the same terms specified in the Right of First Offer Notice.

          CAIP and AOF shall deliver to the Co-Investors promptly after agreeing to such a Sale written notice thereof and of their decision to compel the Co-Investors to sell their Shares in accordance herewith and a copy of all agreements containing the terms and conditions pursuant to which the Shares are proposed to be Sold. To the extent that CAIP and/or AOF receives any fee or other payment as compensation for exercising their drag along rights under Section 4.3 of the Shareholders Agreement and causing the Co-Investors' Shares to be included in a Sale to a Third Party, the Co-Investors shall receive a pro rata portion (in the proportion provided in Section 5.2(a)) of such fee or payment.


     (d) If the proposed Sale to a Third Party hereunder would be a Section 4.3 Sale, then before the Sale to a Third Party may be consummated, CAIP and AOF shall (if required by the Shareholders Agreement) offer to QPL (and not the Co-Investors) a right of first refusal with respect to all the Investors' Shares to be included in such Sale in accordance with Sections 4.3(b) through (e) of the Shareholders Agreement. If QPL delivers a Section 4.3 Purchase Notice, then all Investors shall Sell all their Shares to QPL as provided in Section 4.3(d) and (e) of the Shareholders Agreement.

     (e) Each Co-Investor (i) shall be required to participate in a Sale on the terms and conditions set forth in the notice delivered to them by CAIP and AOF pursuant to (c) above, (ii) deliver to the Third Party the certificates representing such Shares on or before the closing of such Sale and collect directly from the Third Party the consideration to be paid for such Shares, and (iii) otherwise cooperate in good faith to effect such Sale, including (if necessary) Selling their Shares to CAIP or AOF as a Permitted Transferee in exchange for such consideration in order to effect the purposes of this Section 4.3. It is understood that the number of Investor Shares to be sold in any Sale under this Section 4.3 shall be reduced to the extent that QPL exercises its tag-along rights in respect of such Sale under Section
          4.2 of the Shareholders Agreement.

     (f) The last sentence of Section 4.3(k) of the Shareholders Agreement shall in no respect restrict CAIP's and AOF's rights herein.

Notwithstanding anything contained in this Section 4.3, there shall be no liability on the part of CAIP or AOF to any Co-Investor if any Sale of Shares to a Third Party pursuant to this Section 4.3 is not consummated for whatever reason. Any decision as to whether to Sell Shares to a Third Party shall be at the sole and absolute discretion of CAIP and AOF.

                                   ARTICLE V

                           UK CREDITOR ARRANGEMENTS

          5.1. The UK Creditor Arrangements. The Co-Investors acknowledge that
(a) CAIP and AOF entered into an Option Agreement dated as of October 29, 1999 with The Industrial Investment Company Limited ("TIIC") and QPL International Holdings Limited

("QPLIH"); the Investor Inter-Creditor Agreement dated as of October 29, 1999 among the UK Creditors, the Investors (as defined therein) and Standard Chartered Bank, as Security Trustee; the Inter-Creditor Agreement dated as of October 29, 1999 among the UK Creditors, the Investors (as defined therein) and Standard Chartered Bank, as Security Trustee; the Option Loss Indemnity Deed dated as of October 29, 1999 among CAIP, AOF, Worltek International, Ltd. ("Worltek"), TIIC and QPLIH; the Comdisco Side Letter dated October 29, 1999 from the UK Creditors to Comdisco and acknowledged by CAIP and AOF; and the Charge Over Shares dated as of October 29, 1999 between Worltek, CAIP, AOF, Standard Chartered bank, as Trustee, (collectively, the "UK Creditor Arrangements"); and (b) CAIP and AOF entered into the UK Creditor Arrangements on behalf of themselves and for the benefit of the Co-Investors in connection with the Investors' investment in ASAT Holdings Limited pursuant to the Subscription Agreement.

               5.2 Co-Investors' Back-Stop. Olympus Capital Holdings Asia I, L.P., Reservoir-Olympus II, L.P., Olympus KB, L.P., Olympus Capital Asia, L.P., Olympus Capital Asia Offshore, L.P., Olympus Holdings, L.P. and ZAM-Olympus Co-Invest, L.L.C. (the "Olympus Group"), severally and jointly among themselves but severally and not jointly with respect to Orchid Hong Kong Investment Holdings ("Orchid"), and Orchid severally and not jointly with respect to the Olympus Group, each agrees:

       (a) to pay pro rata (in the proportion that the number of Shares acquired by it pursuant to the Subscription Agreement bears to the total number of Shares acquired thereunder by all Investors) to CAIP and AOF any amount that CAIP or AOF is required to pay at any time under the UK Creditor Arrangements, at or before the time CAIP or AOF is required to make such payment; and

       (b) to perform or comply with all obligations undertaken by CAIP and AOF as Shareholders in the UK Creditor Arrangements to the same extent as if such Co-Investor were a party thereto.

               5.3 Pass Through of Benefits. CAIP and AOF severally and not jointly agree to transfer promptly to each Co-Investor such Co-Investor's pro rata share (in the proportion provided in Section 5.2(a)) of the benefits actually received by CAIP and/or AOF under the UK Creditor Arrangements.

               5.4 Instructions by Investors. CAIP and AOF will exercise their rights under the UK Creditor Arrangements in accordance with the instructions of Investors (including CAIP and AOF) holding a majority of Shares held by all Investors on the date hereof (the "Majority Investors") and take such other actions reasonably requested by the Majority Investors. CAIP and AOF may also take such other actions in connection with the UK Creditor Arrangements as they shall determine to be necessary or desirable and in the interests of the Investors as a whole.

               5.5 Liability of CAIP and AOF; Duties; Indemnification. (a) Neither CAIP nor AOF shall have any liability to any Co-Investor for any action taken or not taken by them except for liability directly and primarily due to gross negligence or wilful misconduct on their part. Neither CAIP nor AOF shall be deemed to have, or be acting in, any fiduciary duty or trustee capacity for or on behalf of the Co-Investors.

               (b) Neither CAIP nor AOF shall have any duty hereunder except as expressly provided herein or in the UK Creditor Arrangements. Nothing herein shall require either CAIP or AOF to expend or risk its own funds or otherwise incur any financial liability except as expressly provided in the UK Creditor Arrangements, it being understood that any such expenditure or liability shall be covered by this Article V.

               (c) Each member of the Olympus Group, severally and jointly among themselves but severally and not jointly with respect to Orchid Hong Kong Investment Holdings ("Orchid"), and Orchid severally and not jointly with respect to the Olympus Group, each agrees:

          (i) to reimburse CAIP and AOF upon request for all reasonable disbursements, expenses and advances incurred or made by them in connection with the UK Creditor Arrangements, including expenses of counsel; and

          (ii) to indemnify CAIP and AOF and each of their officers, directors, employees, partners, controlling persons and agents for, and hold it harmless against, any claim, demand, expense, loss or liability incurred by any of them (other than directly and primarily due to gross negligence or wilful misconduct on their part) arising out of or in connection with any action taken by them on behalf of the Co-Investors in accordance or in connection with the UK Creditor Arrangements.

The Co-Investors' obligations under this Section 5.5(c) shall be pro rata on the basis provided in Section 5.2(a).

               (d) The provisions of this Section 5.5 shall survive the termination of this Agreement.

               5.6 Modifications to the UK Creditor Arrangements. Notwithstanding anything to the contrary in this Agreement, neither CAIP nor AOF shall consent to any amendments or modifications to the UK Creditor Arrangements without the prior written consent of each Co-Investor, which consent shall not unreasonably be withheld.

                                  ARTICLE VII

                                 MISCELLANEOUS

               6.1. Expenses; Indemnity and Termination Fee Proceeds. Any expense incurred by the Investors in connection with the transactions contemplated by the Transaction Agreements (including expenses incurred in enforcing such agreements before or after the Closing) and not paid or reimbursed by QPL or ASAT shall be paid on a combined basis by each Investor in the proportion that the number of Shares to be purchased by such Investor under the Subscription Agreement bears to the total number of Shares to be purchased thereunder by all Investors (the "Pro Rata Purchase Percentage"). Any proceeds of any payments received by the Investors (net of any related expenses or deductions applied against such proceeds) under Article 9 or Section 10.3 of the Subscription Agreement or as a result of any recovery in respect of any claim asserted by any Investor against the parties to the Subscription Agreement

(excluding other Investors) shall be shared by the Investors based on their Pro Rata Purchase Percentage.

          6.2. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed to have been duly given or made if sent by fax (with confirmation in writing), delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the fax number or address set forth in the Shareholders Agreement or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made upon receipt.

          6.3. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived only if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

            (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          6.4. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. References herein to any Investor includes its Permitted Transferees.

          6.5. Assignment. An Investor may assign, delegate or otherwise Transfer any of its rights or obligations under this Agreement only if the Transfer is in accordance with this Agreement and the Shareholders Agreement and the person acquiring Shares (other than in connection with a Public Sale) shall execute and deliver to the other Investors a deed of adherence to be bound by this Agreement.

          6.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of England.

          6.7. Submission to Jurisdiction, Etc. (a) Each party hereby irrevocably agrees that the courts of England shall have non-exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings (together referred to as "Proceedings") arising out of or in connection therewith may be brought in such courts. Each party hereto irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court and any claim that any such Proceedings have been brought in an inconvenient forum and hereby further irrevocably agrees that a judgment in any Proceedings brought in the courts of England shall be conclusive and binding upon it and may be enforced in the courts of any jurisdiction.

            (b) Each Investor appoints Trusec Limited of 35 Basinghall Street, London EC2V 5DB to be its agent for the receipt of service of process in England. Each party agrees that any Service Document may be effectively served on it in connection with Proceedings in England and Wales by service on its agent.

            (c) Any Service Document shall be deemed to have been duly served on a party if marked for the attention of such party's agent at the address set out above in Section 6.7(b) in respect of such agent or such other address within England or Wales as may be notified to the other parties and: (i) left at the specified address; or (ii) sent to the specified address by first class post. In the case of (i), the Service Document shall be deemed to have been duly served when it is left. In the case of (ii), the Service Document shall be deemed to have been duly served two clear UK Business Days after the date of posting. "Service Document" means a writ, summons, order, judgment or other process issued out of the courts of England and Wales in connection with any Proceedings, "UK Business Days" means a day other than a Saturday, Sunday or any day on which banks located in England are obligated to close.

          6.8. Section Headings. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation

          6.9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          6.10. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto. Without limitation of the foregoing, it is understood that the Subscription Agreement, the Transaction Agreements and the agreements and arrangements referred to therein entail in all material respects the agreements and arrangements being entered into in connection with the Investors' investment in ASAT.

          6.11. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

          6.12. Confidentiality. The provisions of Section 6.1 of the Shareholders Agreement shall apply to this Agreement, mutatis mutandis; provided that for the purposes of this Agreement, "Confidential Information" shall include information concerning this Agreement, the transactions contemplated hereby, the terms and conditions hereof and any discussions, correspondence or other communications among the parties hereto or their respective
Representatives relating to this Agreement or any of the transactions contemplated hereby.

          6.13. No Reliance. Each Co-Investor acknowledges that it has been afforded an opportunity to request and to review, and has received, all information considered by it necessary or advisable to make a decision to acquire ASAT Shares. Each Co-Investor acknowledges that CAIP and AOF have not independently verified any oral or written information provided by them or any of their representatives, agents or Affiliates to any Co-Investor regarding the transactions contemplated by the Transaction Agreements (including any Co-Investor's investment in Shares) and agrees that (a) it has not relied on CAIP or AOF or any of their Affiliates, employees, officers, directors, partners, advisors, counsel, representatives or agents in connection with its investigation of the ASAT Companies and its investment in the Shares and (b) that in providing such information to Co-Investors, such persons shall not be deemed to have made any representation to any Co-Investor and shall not have any liability whatsoever in connection with any Co-Investor's investment in ASAT Shares. CAIP and AOF hereby represent and warrant that as of the date hereof, none of CAIP, AOF and their respective Affiliates has entered into any agreements with QPL or its Affiliates relating to or in connection with any of the ASAT Companies other than the Subscription Agreement, Shareholder Agreement, the UK Creditor Agreements and agreements referred to therein or contemplated thereby. Each Co-Investor acknowledges and agrees that neither CAIP nor AOF have any fiduciary, sponsor or other duty to any Co-Investor in any transaction now or hereafter contemplated by the Transaction Agreements.

          6.14 Several Obligations. All obligations, undertakings, representations, warranties and agreements of the Investors herein are several and not joint. Nothing in this Agreement or in any document referred to in it shall constitute any of the parties a partner of any other, nor shall the execution, completion and implementation of this Agreement confer on any party any power to bind or impose any obligations on any other party or to pledge the credit of any other party.

          6.15  Termination. This Agreement shall terminate upon the earliest of
(a) termination of the Subscription Agreement, (b) termination of the Shareholders Agreement, and (c) the time when CAIP and AOF together own less than 20% of the then outstanding Shares. Following an issue of Shares upon exercise of the Warrants or issue of Shares to employees of any ASAT Company pursuant to an exercise of stock options granted to such employee, the 20% threshold above shall be reduced to reflect the dilutive effect or reduction of the numbers of Shares held by CAIP and AOF as a result of such event. The provisions of Section 2.2, Article V and this Article VI shall survive such termination.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                          CHASE ASIA INVESTMENT
                              PARTNERS II (Y), LLC

                          By: Chase Asia Investment Partners, L.P.,
                              its member

                          By: Chase Asia Equity Partners, L.P.,
                              its general partner

                          By: CCP Asia Equity Company,
                              a managing general partner



                          By: /s/ Maura Wong
                              --------------------------------
                              Name: Maura Wong
                              Title: Managing Director

                          ASIA OPPORTUNITY FUND, L.P.

                          By: Asia Opportunity Company, its general partner

                          By: /s/ Maura Wong
                              --------------------------------
                              Name: Maura Wong
                              Title: Managing Director

                          ORCHID HONG KONG
                          INVESTMENT HOLDINGS

                          By: Orchid Asia II, L.P., its sole member

                          By: Orchid Asia Holdings, LLC, its general partner



                          By: /s/ Gabriel Li
                              --------------------------------
                              Name: Gabriel Li
                              Title: Vice President

                    RESERVOIR-OLYMPUS II, L.P.


                    By: Olympus Capital Holdings Asia, L.L.C.,
                        its general partner

                    By: Olympus Capital Holdings Asia, its managing member

                    By: /s/ Terrye Dewey
                        --------------------------------
                        Name:  Terrye Dewey
                        Title: Chief Financial Officer

                    OLYMPUS HOLDINGS, L.P.


                    By: Olympus Management GP Corporation,
                        its general partner

                    By: /s/ Terrye Dewey
                        --------------------------------
                        Name:  Terrye Dewey
                        Title: Chief Financial Officer

                    OLYMPUS CAPITAL ASIA, L.P.

                    By: Olympus Capital Holdings Asia, L.L.C.,
                        its general partner

                    By: Olympus Capital Holdings Asia, its managining member

                    By: /s/ Terrye Dewey
                        --------------------------------
                        Name:  Terrye Dewey
                        Title: Chief Financial Officer

                    OLYMPUS CAPITAL ASIA OFFSHORE, L.P.


                    By: Olympus Capital Holdings Asia, L.L.C.,
                        its general partner

                    By: Olympus Capital Holdings Asia, its managing member

                    By: /s/ Terrye Dewey
                        --------------------------------
                        Name:  Terrye Dewey
                        Title: Chief Financial Officer

                          OLYMPUS KB, L.P.

                          By: Olympus Capital Holdings Asia, L.L.C.,
                              its general partner

                          By: Olympus Capital Holdings Asia,
                              its managing member

                          By: /s/ Terrye Dewey
                              --------------------------------
                              Name: Terrye Dewey
                              Title: Chief Financial Officer

                          OLYMPUS CAPITAL HOLDINGS ASIA I, L.P.


                          By: Olympus Capital Holdings Asia, L.L.C.,
                              its general partner

                          By: Olympus Capital Holdings Asia,
                              its managing member

                          By: /s/ Terrye Dewey
                              --------------------------------
                              Name: Terrye Dewey
                              Title: Chief Financial Officer

                          ZAM-OLYMPUS CO-INVEST, L.L.C.,

                          By: Olympus Capital Holdings Asia, L.L.C.,
                              its managing member

                          By: Olympus Capital Holdings Asia,
                              its managing member


                          By: /s/ Terrye Dewey
                              --------------------------------
                              Name: Terrye Dewey
                              Title: Chief Financial Officer

                          OLYMPUS-ASAT I, L.L.C.

                          By: Olympus Capital Holdings Asia, L.L.C.,
                              its managing member

                          By: Olympus Capital Holdings Asia,
                              its managing member


                          By: /s/ Terrye Dewey
                              --------------------------------
                              Name: Terrye Dewey
                              Title: Chief Financial Officer


                          OLYMPUS-ASAT II, L.L.C.,

                          By: Olympus Capital Holdings Asia, L.L.C.,
                              its managing member

                          By: Olympus Capital Holdings Asia,
                              its managing member



                          By: /s/ Terrye Dewey
                              --------------------------------
                              Name: Terrye Dewey
                              Title: Chief Financial Officer

                          OLYMPUS-ASAT I, L.L.C.


                          By: Olympus Capital Holdings Asia, L.L.C.,
                              its managing member

                          By: Olympus Capital Holdings Asia,
                              its managing member


                          By: /s/ Terrye Dewey
                              ----------------------------
                              Name: Terrye Dewey
                              Title: Chief Financial Officer

                          OLYMPUS-ASAT II, L.L.C.


                          By: Olympus Capital Holdings Asia, L.L.C.,
                              its managing member

                          By: Olympus Capital Holdings Asia,
                              its managing member


                          By: /s/ Terrye Dewey
                              ----------------------------
                              Name: Terrye Dewey

                          Title: Chief Financial Officer